UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 29, 2022

VERIZON MASTER TRUST
(Exact name of Issuing Entity as specified in its charter) Commission File Number: 333-253034-01 Central Index Key: 0001844964

VERIZON ABS II LLC
(Exact name of Depositor/Registrant as specified in its charter) Central Index Key: 0001836995

Delaware	333-253034	23-2259884
(State or Other Jurisdiction of Incorporation of Registrant)	(Commission File Number of Registrant)	(IRS Employer Identification No. of Registrant)

CELLCO PARTNERSHIP
(Exact name of Sponsor as specified in its charter) Central Index Key: 0001175215

One Verizon Way Basking Ridge, New Jersey	07920
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
[ ]

Item 1.01	Entry into a Material Definitive Agreement.

On March 29, 2022, the Indenture, dated as of May 25, 2021, as amended (the “Indenture”), between Verizon Master Trust, as trust (the “Trust”) and U.S. Bank National Association, as indenture trustee and note paying agent, was amended to (i) revise the definition of “Series 2021-1 Eligible Receivable” to permit the inclusion of Receivables (as defined in the Indenture) with a remaining term of up to 36 months and (ii) to revise the definition of “Series 2021-1 Excess Concentration Amount” to include the aggregate Principal Balance (as defined in the Indenture) of all Group 1 Receivables (as defined in the Indenture) with the longest remaining term that would need to be excluded from the calculation of the Pool Balance (as defined in the Indenture) of all Group 1 Receivables in order to cause the weighted average remaining term of the Group 1 Receivables to be equal to or less than 30 months.
In connection with the foregoing, Amendment No. 2 to the Indenture, dated as of March 29, 2022, between the Trust and U.S. Bank National Association, as indenture trustee and note paying agent, was executed and delivered by the parties thereto.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Description

99.1	Amendment No. 2 to the Indenture, dated as of March 29, 2022, between the Trust and U.S. Bank National Association, as indenture trustee and note paying agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIZON ABS II LLC

By:	/s/ Kee Chan Sin
	Name:	Kee Chan Sin
	Title:	Chief Financial Officer

Date:  March 29, 2022